                                                                    EXHIBIT 28.1

                              LETTER OF TRANSMITTAL

                                       FOR
                            TENDER OF ALL OUTSTANDING
                         14% SENIOR DISCOUNT DEBENTURES
                               DUE 2005, SERIES A
                                 IN EXCHANGE FOR
                         14% SENIOR DISCOUNT DEBENTURES
                               DUE 2005, SERIES B

                                       OF

                    AMERICAN RESTAURANT GROUP HOLDINGS, INC.

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
      P.M., NEW YORK CITY TIME, ON _______ __, 1997 (the "EXPIRATION DATE")
           UNLESS EXTENDED BY AMERICAN RESTAURANT GROUP HOLDINGS, INC.

                                 EXCHANGE AGENT:

                     UNITED STATES TRUST COMPANY OF NEW YORK

    By Hand/Overnight Express:                          By Mail:                         By Overnight Delivery:
(insured or registered recommended)       (insured or registered recommended)      (insured or registered recommended)
  United States Trust Company of             United States Trust Company of          United States Trust Company of
             New York                                   New York                                New York
         65 Beaver Street                             P.O. Box 843                            770 Broadway
           Ground Floor                              Cooper Station                             7th Floor
        New York, NY 10005                      New York, New York 10276                New York, New York 10003
     Attn: Corporate Trust and               Attention: Corporate Trust and          Attention: Corporate Trust and
          Agency Services                           Agency Services                          Agency Services

                 By Facsimile:                           Confirm By Telephone:
                (212) 420-6152                             (800) 548-6565
       (For Eligible Institutions Only)

              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              The undersigned acknowledges receipt of the Prospectus dated ________ __, 1997 (the "Prospectus") of American Restaurant Group Holdings, Inc. ("Holdings"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe Holdings' offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 14% Senior Discount Debentures Due 2005, Series B (the "Exchange Debentures") for each $1,000 in principal amount of outstanding 14% Senior Discount Debentures Due 2005, Series A (the "Debentures"). The terms of the Exchange Debentures are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Debentures for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Debentures are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Act").

              The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

              List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.


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                              DESCRIPTION OF DEBENTURES TENDERED HEREWITH
-------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE
                                                                      PRINCIPAL AMOUNT       PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    CERTIFICATE        REPRESENTED            AMOUNT
                 (PLEASE FILL IN)                     NUMBER(S)*       BY DEBENTURES*        TENDERED**
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                     Total
-------------------------------------------------------------------------------------------------------

 *   Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Debentures. See instruction 2.

              This Letter of Transmittal is to be used either if certificates of Debentures are to be forwarded herewith or if delivery of Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent or its agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

              Holders whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

/ / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT OR ITS AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution ___________________________________________

/ /    The Depository Trust Company

       Account Number __________________________________________________________

       Transaction Code Number _________________________________________________

/ / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)_____________________________________________

       Name of Eligible Institution that Guaranteed Delivery____________________

       Date of Execution of Notice of Guaranteed Delivery_______________________

       If Delivered by Book-Entry Transfer:

       Account Number___________________________________________________________

/ / CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

       Name_____________________________________________________________________
                                     (Please Print)

       Address__________________________________________________________________
                                  (Including Zip Code)

/ / CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

       Address__________________________________________________________________
                                  (Including Zip Code)

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name_____________________________________________________________________

       Address__________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

              Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Holdings the above-described principal amount of the Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Debentures tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Holdings all right, title and interest in and to such Debentures. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Holdings, in connection with the Exchange Offer) to cause the Debentures to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Debentures and to acquire Exchange Debentures issuable upon the exchange of such tendered Debentures, and that, when the same are accepted for exchange, Holdings will acquire good and unencumbered title to the tendered Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Holdings to be necessary or desirable to complete the exchange, assignment and transfer of tendered Debentures or transfer ownership of such Debentures on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Debentures by Holdings and the issuance of Exchange Debentures in exchange therefor shall constitute performance in full by Holdings of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that Holdings shall have no further obligations or liabilities thereunder except as provided in Section 7 of said agreement.

              The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Holdings), as more particularly set forth in the Prospectus, Holdings may not be required to exchange any of the Debentures tendered hereby and, in such event, the Debentures not exchanged will be returned to the undersigned at the address shown above.

              By tendering, each holder of Debentures represents that Exchange Debentures acquired in the exchange will be obtained in the ordinary course of business of such holder or any beneficial owner thereof, that such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Debentures, that neither such holder nor any beneficial owner of the Exchange Debentures is an " affiliate" of Holdings within the meaning of Rule 405 under the Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Debentures. Any holder of Debentures using the Exchange Offer to participate in a distribution of the Exchange Debentures (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Act in connection with a secondary resale transaction.

              If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

              All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Debentures may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

              Certificates for all Exchange Debentures delivered in exchange for tendered Debentures and any Debentures delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)



________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Holder(s)

Dated __________________       Area Code and Telephone Number:__________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Debentures. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No._____________________________________________________

Taxpayer Identification No._____________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Title___________________________________________________________________________

Address_________________________________________________________________________

Name of Firm____________________________________________________________________

Area Code and Telephone No._____________________________________________________

Dated __________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

              Certificates for all physically delivered Debentures or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Debentures tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

              THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE DEBENTURES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

              Holders whose Debentures are not immediately available or who cannot deliver their Debentures and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Tender Procedure." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Debentures are registered, and, if possible, the certificate numbers of the Debentures to be tendered; and (iii) all tendered Debentures (or a confirmation of any book-entry transfer of such Debentures into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

              No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Debentures for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

              If less than the entire principal amount of Debentures evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Debentures submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

              Tenders of Debentures pursuant to the Exchange Offer are irrevocable, except that Debentures tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 P.M., New York City time, on the Expiration Date unless extended by Holdings. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Debentures to be withdrawn, the certificate numbers of the Debentures to be withdrawn, the principal amount of Debentures delivered for exchange, a statement that such holder is withdrawing his or her election to have such Debentures exchanged, and the name of the registered holder of such Debentures, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Holdings that the person withdrawing the tender has succeeded to the beneficial ownership of the Debentures being withdrawn. The Exchange Agent will return the properly withdrawn Debentures promptly following receipt of notice of withdrawal. If Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Debentures or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by Holdings, and such determination will be final and binding on all parties.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

              If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

              If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

              If a number of Debentures registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Debentures.

              When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Debentures) of Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

              If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Debentures listed, such Debentures must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Holdings and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Debentures.

              If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Holdings, proper evidence satisfactory to Holdings of their authority so to act must be submitted.

              Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

              Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Debentures are tendered: (i) by a registered holder of such Debentures; or (ii) for the account of an Eligible Institution.

4.  TRANSFER TAXES.

              Holdings shall pay all transfer taxes, if any, applicable to the transfer and exchange of Debentures to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Debentures to Holdings or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

              Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Debentures listed in this Letter of Transmittal.

5.  WAIVER OF CONDITIONS.

              Holdings reserves the absolute right to waive, in whole or in part, either of the conditions to the Exchange Offer set forth in the Prospectus.

6.  MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES.

              Any holder whose Debentures have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

              Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Holdings at 450 Newport Center Drive, Newport Beach, California 92660, Attention: William J. McCaffrey, Jr. (telephone: (714) 721-8000).

              IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.